UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2013

IVANHOE ENERGY INC.
(Exact name of registrant as specified in its charter)

Yukon, Canada	000-30586	98-0372413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 654 – 999 Canada Place
Vancouver, BC, Canada	V6C 3E1
(Address of Principal Executive Office)	(Zip Code)

(604) 688-8323
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD Disclosure

On  March 18, 2013, Ivanhoe Energy Inc. (the “Company”) filed with the Canadian System for Electronic Document Analysis and Retrieval (“SEDAR”) Form 51−101F1, “Statement of Reserves Data and Other Oil and Gas Information” for the year ended December 31, 2012, Form 51−101F2, “Report on Reserves Data by Independent Qualified Reserves Evaluator or Auditor”, and Form 51−101F3, “Report of Management and Directors on Oil and Gas Disclosure”.  These documents can be found for viewing by electronic means on SEDAR at www.sedar.com and are being furnished as exhibits 99.1, 99.2, and 99.3 respectively, hereto.

In accordance with General Instruction B.2 of Form 8−K, the information presented herein under Item 7.01, as well as Exhibits 99.1, 99.2 and 99.3 referenced herein, shall be deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or Exhibits 99.1, 99.2 or 99.3 be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Form 51-101F1 Statement of Reserves Data and Other Oil and Gas Information for the Year Ended December 31, 2012.

99.2	Form 51-101F2 Report on Reserves Data by Independent Qualified Reserves Evaluator or Auditor.

99.3	Form 51-101F3 Report of Management and Directors on Oil and Gas Disclosure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  March 18, 2012

IVANHOE ENERGY INC.
By:	/s/ Mary Vincelli
Name: Mary Vincelli Title: Corporate Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Form 51-101F1 Statement of Reserves Data and Other Oil and Gas Information for the Year Ended December 31, 2012.

99.2	Form 51-101F2 Report on Reserves Data by Independent Qualified Reserves Evaluator or Auditor.

99.3	Form 51-101F3 Report of Management and Directors on Oil and Gas Disclosure.